UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 12, 2008

VISUAL MANAGEMENT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-133936	68-0634458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Industrial Way North, Suite C
Toms River, New Jersey  08755
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (732) 281-1355

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTOR; APPOINTMENT OF PRINCIPAL OF OFFICERS

On February 12, 2008 the Visual Management Systems, Inc.(the “Company”) appointed Frank Schmid as Interim Chief Financial Officer.  Mr. Schmid joined Visual Management Systems, Inc. on October 15, 2007 as Controller.  Before joining the Company, Mr. Schmid had served as Controller of Flagship Marinas Management, LLC from March 2007.  From 2003 until joining Flagship Marinas Management, Mr. Schmid provided Controller services on a contract basis to several companies, including Xponetial, Inc., Miles Properties, OmniFitness equipment and OmniCorp Group..  He holds a BA in Economics from Rutgers University, an MBA in Finance from Rutgers Graduate School of Management, and a CPA license in the State of Georgia.  Also on February 12, 2008, the employment of Howard Herman, who served as Chief Financial Officer of the Company, terminated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Visual Management Systems, Inc.
(Registrant)

By:	/s/ Jason Gonzalez
Name:	Jason Gonzalez
Title:	President and Chief Executive Officer

Dated:  February 20, 2008

2